EXHIBIT 99.1

PERSONNEL MANAGEMENT SYSTEMS, INC.

FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

PERSONNEL MANAGEMENT SYSTEMS, INC.

CONTENTS

Independent Auditors’ Report	1-2

Financial Statements

Balance Sheets	3
Statements of Income	4
Statements of Stockholders’ Equity (Deficit)	5
Statements of Cash Flows	6

Notes to Financial Statements	7-12

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders of
Personnel Management Systems, Inc.

Report on the Financial Statements

We have audited the accompanying financial statements of Personnel Management Systems, Inc. (the “Company”), which comprise the balance sheets as of December 31, 2016 and 2015, and the related statements of income, changes in stockholders’ equity (deficit) and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error.  In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Personnel Management Systems, Inc. as of December 31, 2016 and 2015, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Irvine, CA
March 17, 2017

PERSONNEL MANAGEMENT SYSTEMS, INC.
BALANCE SHEETS
DECEMBER 31, 2016 AND 2015

	2016	2015

Assets

Current Assets
Cash	$130,072	$115,181
Accounts receivable, net	346,952	359,563
Prepaid expenses and other current assets	17,306	26,760

Total Current Assets	494,330	501,504

Property, Equipment and Improvements, Net	130,538	123,799

Total Assets	$624,868	$625,303

Liabilities and Stockholders' Equity

Current Liabilities
Accounts payable	$20,617	$44,158
Accrued expenses and other current liabilities	189,619	175,593
Deferred revenue	369,710	325,106

Total Current Liabilities	579,946	544,857

Stockholders' Equity
Preferred stock, 2,000,000 shares authorized, 0 shares
issued as of December 31, 2016 and 2015	--	--
Common stock, no par value per share; 10,000,000
shares authorized, 4,500,000 shares issued and
outstanding as of December 31, 2016 and 2015	143,989	143,989
Accumulated deficit	(99,067)	(63,543)

Total Stockholders' Equity	44,922	80,446

Total Liabilities and Stockholders' Equity	$624,868	$625,303

PERSONNEL MANAGEMENT SYSTEMS, INC.
STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	2016	2015

Revenues	$4,584,880	$3,975,715

Operating Expenses
Employee compensation and benefits	3,292,034	2,889,454
Rent expense	195,300	178,800
Other operating expenses	653,820	613,762

Total Operating Expenses	4,141,154	3,682,016

Operating Income	443,726	293,699

Sale Transaction Cost	57,740	--

Interest (Income) Expense, Net	(37)	3,449

Net Income	$386,023	$290,250

PERSONNEL MANAGEMENT SYSTEMS, INC.
STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	Common Stock		Accumulated
	Shares	Amount	deficit	Total

Balance - January 1, 2015	4,500,550	$144,539	$(255,976)	$(111,437)

Net income	--	--	290,250	290,250

Buyback of stock	(550)	(550)	(450)	(1,000)

Distributions	--	--	(97,367)	(97,367)

Balance - December 31, 2015	4,500,000	143,989	(63,543)	80,446

Net income	--	--	386,023	386,023

Distributions	--	--	(421,547)	(421,547)

Balance - December 31, 2016	4,500,000	$143,989	$(99,067)	$44,922

PERSONNEL MANAGEMENT SYSTEMS, INC.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

	2016	2015

Cash Flows From Operating Activities
Net income	$386,023	$290,250
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	40,362	31,570
Provision for bad debt	1,000	1,000
Changes in operating assets and liabilities:
Accounts receivable	11,611	(83,117)
Prepaid expenses and other current assets	9,454	(6,191)
Accounts payable	(23,541)	6,068
Accrued expenses and other current liabilities	14,026	29,603
Deferred revenue	44,604	39,480

Total Adjustments	97,516	18,413

Net Cash Provided by Operating Activities	483,539	308,663

Cash Flows From Investing Activities
Purchase of property, equipment and improvements	(47,101)	(52,302)

Net Cash Used in Investing Activities	(47,101)	(52,302)

Cash Flows From Financing Activities
Buyback of stock	--	(1,000)
Repayment of note payable to stockholder	--	(143,000)
Distribution paid to stockholders	(421,547)	(97,367)

Net Cash Used in Financing Activities	(421,547)	(241,367)

Net Increase in Cash	14,891	14,994

Cash - Beginning	115,181	100,187

Cash - Ending	$130,072	$115,181

PERSONNEL MANAGEMENT SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 1 - Description of Business

Personnel Management Systems, Inc. (the “Company”) is an S-Corporation founded in 1987 and headquartered in Seattle, Washington. The Company is a completely outsourced, off-site human resources department for small and mid-size companies, and provides a hands-on turn-key human resource department. The Company’s services comprise of all aspects of a traditional human resource management function including employment recruitment, personnel policies and procedures, group benefits, human resource administration, training and development, payroll administration, and employee relations.

In January 2017, the Company entered into a stock purchase agreement with Asure Software, Inc. (“Asure”), pursuant to which Asure purchased all outstanding shares of common stock of the Company for an aggregate consideration of $5,000,000.

Note 2 - Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

The summary of significant accounting policies presented below is designed to assist in understanding the Company’s financial statements.  Such financial statements and accompanying notes are the representation of the Company’s management, who is responsible for their integrity and objectivity.

Variable Interest Entities

The Company leases its corporate headquarters from Rosehill Partners, LLC, a related party. The Company and Rosehill Partners, LLC are related through common ownership. Other than the common ownership and the operating lease, the Company does not have any economic arrangements with Rosehill Partners, LLC such that the Company will have an obligation to support the operations of Rosehill Partners, LLC. Accordingly, the Company is not considered to be the primary beneficiary of Rosehill Partners, LLC and has not consolidated Rosehill Partners, LLC.

The Company does not carry an investment in Rosehill Partners, LLC. The Company’s maximum exposure to loss is limited to the lease arrangement. Refer to Note 6 for further discussion. At December 31, 2016 and 2015, the mortgage debt owed by Rosehill Partners, LLC amounted to $1,293,865 and $1,351,645, respectively.

PERSONNEL MANAGEMENT SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 2 - Summary of Significant Accounting Policies (continued)

Use of Accounting Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the financial statements and the reported amounts of revenue and expenses during the reported periods. The most significant of estimates relate to the allowance for doubtful accounts and useful lives of long-lived assets. Actual results could differ from the estimates included in the accompanying financial statements.

Cash concentration

The Company maintains its cash balances in bank accounts with major financial institutions that, from time to time, may exceed federally insured limits.  The Company has not experienced any losses in such accounts.  The Company believes cash balances are not exposed to significant credit risk.

Accounts Receivable

Accounts receivable consist primarily of amounts due from customers under normal trade terms as of December 31, 2016 and 2015. An allowance for doubtful accounts is provided for based upon a variety of factors, including historical amounts written-off, an evaluation of current economic conditions, and an assessment of individual customer collectability. As of December 31, 2016 and 2015, the Company had recorded $11,937 and $14,587, respectively, as an allowance for doubtful accounts.

Revenue Recognition

The Company recognizes revenue for services provided under two major type of contracts: monthly-fees and per project basis. Revenue is recognized when the services are performed in accordance with client arrangements.  Prior to recognizing revenue, persuasive evidence of an arrangement must exist, the sales price must be fixed or determinable, service must have been performed, and collectability is reasonably assured. If the earnings process has not been completed, amounts billed to customer are reflected as deferred revenue.

Monthly-fees: The Company enters into several monthly fee arrangements where customers pay a fixed subscription fee negotiated in advance for a specified scope of work. The Company recognizes revenue on such contracts ratably as the services are delivered on a monthly basis.

PERSONNEL MANAGEMENT SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 2 - Summary of Significant Accounting Policies (continued)

Revenue Recognition (continued)

Per project basis: The Company negotiates fees based on project requested and charges its customers half of the total value in advance and the other half once the project is completed.  Revenue is recognized as services are rendered.

Property, Equipment and Improvements

Property, equipment and improvements are recorded at cost, less accumulated depreciation and amortization. Depreciation and amortization expense is computed using the straight-line method over the estimated useful lives of the respective assets, which range from three to seven years.  Leasehold improvements are amortized over the economic life of the asset. Expenditures that materially increase the asset’s life are capitalized, while ordinary maintenance and repairs are charged to operations as incurred. Upon disposition of property and equipment, the related cost and accumulated depreciation and amortization are removed from the accounts and any resulting gain or loss is reflected in the statement of operations.

The useful lives of property, equipment and improvements are as follows:

Estimated Useful Lives
Computer and related equipment	3 - 5 years
Furniture and fixtures	7 years
Equipment – other	5 – 7 years
Leasehold improvements	39 years

Impairment of Long-Lived Assets

The Company’s management reviews the carrying value of long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  Recoverability of these assets is determined based upon expected undiscounted future net cash flows from the operations to which the assets relate, utilizing management’s best estimate, appropriate assumptions, and projections at the time. If the carrying value of the long-lived asset is determined to be unrecoverable from future operating cash flows, the asset is deemed impaired and an impairment loss would be recognized to the extent the carrying value exceeded the estimated fair value of the asset. The fair value of the asset is determined based upon expected discounted cash flows or appraisals, depending on the nature of the asset. At December 31, 2016 and 2015, there was no impairment loss on long-lived assets.

PERSONNEL MANAGEMENT SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 2 - Summary of Significant Accounting Policies (continued)

Income Taxes

The Company and its stockholders have elected since inception to be taxed as an
 S Corporation.  Under this election, the stockholders of the corporation are personally liable for federal and state income taxes arising from income, if any.

The Company evaluates any uncertain tax provisions in accordance with GAAP. The Company has elected to classify interest and penalties related to uncertain tax positions as a component of income tax expense. To date, the Company has not identified any uncertain tax positions and there have been no interest or penalties assessed or paid.

Fair Value Measurements

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company utilizes a fair value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value is as follows:

Level 1 - Quoted prices in active markets for identical assets or liabilities.

Level 2 - Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 -	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The carrying values of financial instruments, which include cash, accounts receivable, accounts payable and accrued expenses, approximate fair value due to their short-term maturities.

Sale Transaction Costs

The Company incurred certain legal and professional fees and travel costs, in connection with the stock purchase agreement with Asure. Such costs have been reflected as non-operating expenses in the statement of income.

PERSONNEL MANAGEMENT SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 3 - Property, Equipment and Improvements, Net

Property, equipment and improvements consist of the following at December 31:

	2016	2015
Computer and related equipment	$328,044	$292,503
Furniture and fixtures	183,989	172,429
Leasehold improvements	20,917	20,917
	532,950	485,849

Less: accumulated depreciation	(402,412)	(362,050)

Property, Equipment and Improvements, Net	$130,538	$123,799

Depreciation expense amounted to $40,362 and $31,570 for the years ended December 31, 2016 and 2015, respectively.

Note 4 - Accrued Expenses

Accrued expenses consist of the following at December 31:

	2016	2015
Payroll liability	$186,394	$118,872
Accrued expenses	3,225	8,992
Accrued vacation	--	47,729

Accrued Expenses	$189,619	$175,593

The accrued vacation balance at December 31, 2016 was paid to employees on January 4, 2017 and is included in the payroll liability.

Note 5 - Line of Credit

The Company had a revolving line of credit with a financial institution whereby the Company was able to borrow up to $150,000 for working capital purposes that was automatically renewed annually in October for a twelve month period unless the Company gives written notice of its intention to terminate the line of credit at least thirty days prior to the date of expiration.  The line of credit bore interest rate of 50 basis points in excess of the U.S. Prime rate as published in the Wall Street Journal.  The Company had $150,000 available on the line of credit at December 31, 2015. The line of credit agreement was terminated in December 2016.

PERSONNEL MANAGEMENT SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2016 AND 2015

Note 6 - Related Party Transactions

The Company has a lease arrangement with Rosehill Partners, LLC, a related party, for office space in the state of Washington. The lease arrangement is cancelable at any time through mutual consent.  Rent expense totaled $195,300 and $178,800, respectively, for the years ended December 31, 2016 and 2015.

Note 7 - Subsequent Events

The Company evaluated subsequent events through March 17, 2017, the date these financial statements were available to be issued.  Except for the matter disclosed in Note 1, there were no material subsequent events that required recognition or additional disclosure in the accompanying financial statements.